Filed pursuant to Rule 497(e)
under the Securities Act of 1933,
as amended Securities Act File
No. 333-141120

FUNDVANTAGE TRUST

POLEN GLOBAL GROWTH FUND

(THE “FUND”)

Supplement dated May 23, 2025 to the Fund’s Summary Prospectus, Prospectus and
Statement of Additional Information (“SAI”), each dated September 1, 2024, as supplemented from time to time.

Changes to the Fund’s Portfolio Management Team

Effective May 23, 2025, Damon Ficklin, Bryan Power and Stephen Atkins will serve as the portfolio managers for the Fund responsible for the day-to-day investment activities of the Fund. Effective July 1, 2025, Mr. Power will no longer serve as a portfolio manager.

Accordingly, effective immediately, references to the portfolio managers for the Fund in the Prospectus and SAI include Mr. Atkins as a third portfolio manager to the team managing the Fund and each section is modified to include Mr. Atkins as a portfolio manager as shown below, or to update disclosure in the Prospectus regarding Mr. Ficklin or Mr. Power. Effective July 1, 2025, references to Mr. Power in the Prospectus in the Sections entitled “Portfolio Managers” which appear on page 5 and also on page 11 shall be deleted in their entirety.

The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of Fund shares.

Effective July 1, 2025, references to Mr. Power on pages 48-49 of the SAI in the Section entitled “Portfolio Managers” shall be deleted in their entirety.

FUND SUMMARY

Management of the Fund, Portfolio Managers.

Damon Ficklin, Head of Team, Portfolio Manager and Analyst, has served as Portfolio Manager of the Fund since 2017. He has been a member of Polen Capital’s Large Company Growth Team since joining the firm in 2003.

Bryan Power, CFA, Portfolio Manager, Director of Research and Analyst, has served as a Portfolio Manager of the Fund since June 2023. He has been a member of Polen Capital’s Large Company Growth Team since joining the firm in 2016.

Stephen Atkins, CFA, Portfolio Manager and Analyst, has served as a portfolio manager for the Fund since May 2025. He has been a member of Polen Capital’s Large Company Growth Team since joining the firm in 2012.

MORE INFORMATION ABOUT MANAGEMENT OF THE FUND

Portfolio Managers.

Damon Ficklin, Head of Team, Portfolio Manager and Analyst, is Lead Portfolio Manager for the Global Growth strategy, and a member of the investment team at Polen Capital. Mr. Ficklin joined Polen Capital in 2003 and, with Mr. Atkins and Mr. Power, is responsible for the day-to-day portfolio management and investment analysis for the Fund. Prior to joining Polen Capital, Mr. Ficklin spent one year as an equity analyst at Morningstar. Prior to that, he spent four years as a tax consultant at PricewaterhouseCoopers LLP. Mr. Ficklin earned a B.S., magna cum laude, in Accounting from the University of South Florida, an M.S.A. from Appalachian State University, and an M.B.A. with high honors from The University of Chicago Booth School of Business.

Bryan Power, CFA, Portfolio Manager, Director of Research and Analyst, is a Portfolio Manager for the Global Growth strategy and a member of the investment team at Polen Capital. Mr. Power joined Polen Capital in 2016 and, with Mr. Ficklin and Mr. Atkins, is responsible for the day-to-day portfolio management and investment analysis for the Fund. Prior to joining Polen Capital, he was an Equity Research Associate at Oppenheimer & Co. Mr. Power received a B.A. in Economics and Business from Johns Hopkins University and an M.B.A. from the University of Chicago Booth School of Business.

Stephen Atkins, CFA, Portfolio Manager and Analyst, is a portfolio manager for the Global Growth Strategy, and a member of the investment team at Polen Capital. Mr. Atkins joined Polen in 2012 and, with Mr. Ficklin and Mr. Power, is responsible for the day-to-day portfolio management and investment analysis for the Fund. Prior to joining Polen Capital, he was a Portfolio Manager at Northern Trust Investments, including eight years as a mutual fund Co-Manager. Prior to that, Mr. Atkins was a Portfolio Manager at Carl Domino Associates, LP. Mr. Atkins earned a B.A., in Business Administration from Georgetown University and a General Course degree from the London School of Economics.

PORTFOLIO MANAGERS

Other Accounts Managed.

The table below includes details regarding the number of other registered investment companies, other pooled investment vehicles and other accounts managed by Mr. Atkins, total assets under management for each type of account and total assets in each type of account with performance-based advisory fees as of April 30, 2025 with respect to Mr. Atkins. There are no changes to the current disclosure in this table to the SAI regarding Mr. Ficklin or Mr. Power.

Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Stephen Atkins
Other Registered Investment Companies:	-	$-	-	$-
Other Pooled Investment Vehicles:	-	$-	-	$-
Other Accounts:	-	$-	-	$-

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.